Cerence Inc. Investor Introduction Exhibit 99.1

Disclaimer Additional Information For additional information with respect to Cerence and the proposed spin-off, please refer to the Registration Statement on Form 10 filed by Cerence with the Securities and Exchange Commission (“SEC”). The financial information included in this document may not necessarily reflect Cerence’s financial position, results of operations and cash flows in the future or what Cerence’s financial position, results of operations and cash flows would have been had Cerence been an independent, publicly traded company during the periods presented. The spin-off is subject to customary conditions. This communication shall not constitute an offer of any securities for sale, nor shall there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. Forward Looking Statements Statements in this presentation regarding Cerence’s future performance, results and financial condition, expected growth and innovation and our management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “intends” or “estimates” or similar expressions) should also be considered to be forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risk, uncertainties and other factors, which may cause actual results or performance of the company to be materially difference from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in our Registration Statement on Form 10 filed with the SEC. We disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this document. Non-GAAP Financial Measures We believe that providing the non-GAAP information in addition to the GAAP presentation, allows investors to view the financial results in the way management views the operating results. We further believe that providing this information allows investors to not only better understand our financial performance, but more importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance. The non-GAAP information should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. We utilize a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions and for forecasting and planning for future periods. We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue and other acquisition-related adjustments to revenue. While our management uses these non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial statements. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides such readers with useful supplemental data that, while not a substitute for GAAP financial statements, allows for greater transparency in the review of our financial and operational performance. See the Appendix to this presentation for non-GAAP definitions and reconciliations to the most directly comparable GAAP measures. Basis of Financial Presentation Unless otherwise stated, the financial results and relevant metrics, year over year financial comparisons, and trends are presented under ASC 605.

Today’s Agenda Company Overview Market Opportunity Product, Solutions and Customer Overview Growth Opportunities Financial Summary

Spin-Off Transaction Update Cerence Leadership Team Fully in Place Separation Agreements Between Nuance and Cerence Have Been Finalized Identified 7 Members for the Cerence Board of Directors Stand-Up Activities for Cerence on Schedule Spin-Off Expected to be Complete on October 1, 2019

Who we are Premier provider of A.I.-powered assistants and innovations for connected and autonomous vehicles   Vision Enable a more enjoyable, safer journey for everyone   Mission Empower an automotive ecosystem with digital platform solutions for connected and autonomous vehicles

Cerence Facts 20+ years industry experience & leadership ~1,300 employees; ~700 in R&D Boston / Silicon Valley presence 21 offices worldwide 280+ million cars with Cerence 60+ automotive customers 70+ languages supported ~1,250 patents Estimated FY 2019 revenue: GAAP ASC 606: $300 - $302 million Non-GAAP: $308 - $310 million Estimated FY 2019 adjusted EBITDA: $100 - $102 million Cerence Offices

Cerence Company Highlights Market-leading Automotive Cognitive Assistance Offerings 1 Significant Market Opportunity in AI-powered Automotive and Mobility Solutions 2 Deep Customer Relationships Provide Advantage and High Entry Barrier 3 Multiple Vectors for Growth 4 Attractive Financial Profile 5 Experienced Team 6

Cerence Leadership Team Mark Gallenberger Chief Financial Officer Charles Kuai Senior Vice President, Greater China Region Dr. Udo Haiber Senior Vice President, R&D Leanne Fitzgerald General Counsel Dr. Stefan Ortmanns Executive Vice President Egon Jungheim Senior Vice President, Global Automotive Sales Richard Mack Chief Marketing Officer Bridget Collins Chief Information Officer Sachin Sahney Chief HR Officer Sanjay Dhawan Chief Executive Officer

Cerence Board of Directors



Arun Sarin, Chairman
Former Vodafone CEO



Tom Beaudoin
EVP, Transformation, Nuance



Marianne Budnik
CMO, CyberArk



Sanjay Dhawan
CEO Cerence



Sanjay Jha
Former Motorola Mobility CEO
Former Qualcomm COO



Kristi Ann Matus
Former athenahealth CFO



Alfred Nietzel
Former CDK Global CFO

© 2019 Cerence Inc.

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Market Opportunity Line on sources of distraction

Major Secular Trends Driving Market for Automotive Cognitive Assistance Vehicle Intelligence Real-time data and content Increased computing power onboard Proprietary OEM virtual assistants Virtual Assistants Broad smartphone and smart speaker use On-demand access to assistants and bots Portability between car and home Distracted Driving Increasing sources of distraction Hands-free and eyes-free solutions Reduce distraction but maintain experience Shared Mobility Ridesharing and vehicle sharing More time to engage with apps and services Consistent, personalized experience Autonomous Driving Increasingly passive, passenger-like drivers Trip planning services Infotainment and productivity need

Large Growing Market with Significant Opportunity Adjacent Markets Autonomous Cars Driver Monitoring Car Data Monetization Smart Cities CAGR 39% 2019 2023 2025 $0.5B $1.6B Serviceable Addressable Market1 Total Addressable Market2 Source: Management estimates Source: Tractica $0.6B $2.7B $4.5B

Increasing Market Penetration of Edge (In-Car) A.I. Products Automated driving technologies are linked to the growth of edge innovations within the vehicle Increased focus on limiting distracted driving and convenience of controlling the infotainment system Expansion of solutions from premium to entry level Increasing Market Penetration of Cloud (Connected) Services Cloud-based, connected technology is increasingly necessary as users want vehicles to act like rolling smartphones Drivers depend on vehicles for range of information including directions, internet radio, restaurant recommendations, weather, etc. Expansion of solutions from premium to entry level Source: Management estimates % of Global Vehicles with Designed-in Connected Services1 % of Global Vehicles with Edge AI Products1 Increasing Market Penetration

Product, Solutions and Customer Overview DISCUSS PRODUCT BRANDS IN CONTEXT OF FORM 10

Cerence Solution Portfolio Professional Services Global organization works closely with OEMs and suppliers to tailor solutions to desired requirements of vehicle models Edge (In-Car) Products Installed within a vehicle’s head unit; tailored to customers’ desired use cases and a vehicle’s systems, sensors and interfaces Applications Packaged end-to-end solutions and products that require limited customization and deliver value faster to OEMs and suppliers Cloud (Connected) Services Delivered through cloud-based framework; enhanced features through increased computing power and content Developer Toolkits Developer tools for OEM and suppliers to create customer applications that can operate within the Cerence platform Premier End-to-End Offering for Vehicle Assistants EV/GS TO CONFORM DESCRIPTIONS TO FORM10 15

Cloud (Connected) Services Edge (In-Car) Products Automatic Speech Recognition Natural Language Understanding Text to Speech Voice Biometrics Handwriting Recognition Speech Signal Enhancement Cloud Connector Automatic Speech Recognition Text to Speech Voice Biometrics Natural Language Generation 3rd Party Content Custom Natural Language Understanding Companion App Cognitive Arbitration Professional Services Cerence Products and Solutions Cerence Platform Framework – A “Hybrid” Architecture Developer Toolkits Applications Predictive Text

Restaurants Local Business Multi-Country Broad Domain Expertise and Coverage Flight Status Stocks City Events Sports Weather POI Knowledge News Car Manual General Knowledge Information Calling Calendar Notes Tasks Reminders Messaging Email Location Sharing Communication Control HVAC Command & Control Audio Control Car Status Help Address Entry Universal POI Search Navigation Radio Podcast Local Music Media Online Music Calc Unit Converter Currency Converter Horoscope Public Holidays School Vacations Date & Time GEO Quiz Chat Bot Lunar Calendar Tools W3W

Global Language Capabilities Potential future support Supported by Cerence voice technology in 2020 Supported by Cerence voice technology today UDO CHECKING AND UPDATING COVERAGE

Why Cerence Wins Competition versus Niche Market Participants Superior technology based on benchmark results Significant scale Far-reaching, global team Best-in-class portfolio of compatible languages Deep, singular focus on the automotive market Coexistence with Large Technology Companies Cognitive arbitration supports third-party virtual assistants through consistent OEM-branded interface Cerence offers open, neutral platform OEM maintains control of data Deep, singular focus on the automotive market Approach, Position and History Create Distinct Advantage Premier technology Entrenched customer relationships Strategic OEM alignment Hybrid solutions platform Broad language and local coverage Custom integration and experience Neutral and open platform

Extensive Base of Loyal Customers All Major OEMs Worldwide All Major Tier-1 Suppliers Worldwide

Growth Opportunities

Pillars of Cerence Growth Opportunity Penetration Approximately 52% of all shipped cars during the nine months ended June 30, 2019 utilize Cerence, including hybrid AI solutions with 46% YoY growth Infotainment units in vehicles trending higher than projected Edge penetration increasing from 59% in 2018 to 85% by 20231 Connected car increasing from 12% in 2018 to 50% by 20231 Revenue per Vehicle Growing complexity of edge solutions and increased focus on multi-modality Growth of connected-cloud solutions, including use of third-party services Market Share Grow share in Connected cloud-based services Maintain and grow market share in Edge products Increase market share in China and other emerging markets 1 2 3 Source: Management estimates

2021 - 2022 Enhanced Experiences Emotional AI Autonomous driving Cabin and driver monitoring Multi-modal interfaces 2020 Core Extensions Domain and geographic expansion Developer ecosystem State-of-the-art offerings such as siren detection, multi-seat intelligence and a button-free car 2023 - Beyond Emerging Opportunities Augmented reality Smart cities Deep sensors Immersive experiences Innovative Product Roadmap

Financial Summary

Strong Growth Trajectory Excellent Revenue Visibility High Profitability High margin business drives strong operating leverage on incremental revenues 33% adjusted EBITDA margin (FY19 Guidance) Expanding revenue base with innovative offering and industry-leading customers FY19 ASC 606 GAAP revenue expected to be between $300 million and $302 million FY19 non-GAAP revenue expected to be between $308 million and $310 million Long-term customer contracts and designed-in technology provide strong revenue visibility High switching costs and strong customer relationships create highly defensible market position $1.3 billion+ of estimated backlog, with ~50% to be recognized in the next three years1 Financial Highlights (1) These figures are estimates and based on existing customer contracts and management estimates about future vehicle shipments, and the revenue we actually recognize from our backlog is subject to several factors, including the number and timing of vehicles our customers ship, potential terminations or changes in scope of customer contracts and currency fluctuations.

GAAP Financial Highlights ($ in millions)

Cerence Revenue Streams (non-GAAP) License Revenue Revenue recognized on unit shipment or on prepayments Connected Revenue Deferred revenue recorded, amortized to revenue over duration of service contract Professional Services Revenue Revenue recognized on percentage of completion Deferred Revenue Revenue Note: Diagrams are illustrative Add Metrics for axis on graphs

Consistent Revenue Growth (non-GAAP) Trends in Revenue Increased demand for Cerence hybrid solutions Customer product portfolio expansion driving increase in license revenue Customer shifts driving growth in connected services 13% FY16 – FY19 CAGR $308 -$310 ($ in millions)

$1.3 Billion+ Backlog Creates High Revenue Visibility ($ in millions) Backlog as of June 30, 2019 (approximately $1.3 billion+) 1 Expect 50% to convert to revenue over the next three years Wei / EVR to update pie chart on left (1) These figures are estimates and based on existing customer contracts and management estimates about future vehicle shipments, and the revenue we actually recognize from our backlog is subject to several factors, including the number and timing of vehicles our customers ship, potential terminations or changes in scope of customer contracts and currency fluctuations.

Profit Leverage Driven by High Gross Margin (non-GAAP) Trends in Gross Margin Increase in total cost of revenue driven by cloud infrastructure and employee costs for professional services and connected services Connected services gross margin increased due to connected services revenue growth on relatively fixed costs Professional services gross margin decreased driven by increased investments in expanding the business

Solid Historical Adjusted EBITDA and Cash Flow Performance Increased R&D investment in FY18 and FY19 (in millions) FY19 includes an estimated $10 million in non-recurring expenses to stand-up Cerence (in millions)

Near-term Cash Flow Headwind Driven by Decline in Legacy Connected Program Note: Actual billings are estimated based on reported NWC changes in given periods. Legacy program: negative cash swing Acquired in 2013, legacy program was a pioneering platform with multi-media content integrated. Majority of the cash has been collected, and the revenues will be recognized from deferred revenue, causing a headwind to FCF. New software program: Steady growth in billings and revenues creates positive cash flows Deferred revenue balance expected to decline in 2020 Expect to grow deferred revenue in 2 to 3 years driven by new program ramp (in millions)

Fiscal Year 2020 Guidance In order to maintain continuity with current Nuance practices, non-GAAP guidance is provided. Once Cerence is a stand-alone public company, we may reassess our non-GAAP guidance policies. Footnote: Non-GAAP includes $4-5m / year of non-GAAP revenues related to acquisitions. Non-GAAP excludes acquisition-related costs, amortization of acquired intangible assets, restructuring expense, and stock-based compensation. $ in millions 2019 (ASC 606) 2019 (ASC 605) 2020 (ASC 606) GAAP Revenue $300M - $302M $303M - $305M $321M - $336M Non-GAAP Revenue(a) $305M - $307M $308M - $310M $325M - $340M Non-GAAP GM %(a),(b) ~72% ~72% ~70 - 71% Non-GAAP Operating Margin%(a),(b) ~29% ~30% ~24 - 25% Adjusted EBITDA(a),(b) $96M - $98M $100M - $102M $93M - $100M CFFO $80M - $85M $80M - $85M $42M - $50M

Thank you

Appendix

Non-GAAP Financial Measures – Definitions Non-GAAP revenue We consider the use of non-GAAP revenue helpful in understanding the performance of our business, as it excludes the purchase accounting impact on acquired deferred revenue and other acquisition-related adjustments to revenue. We provide supplementary non-GAAP financial measures of revenue that include revenue that we would have recognized but for the purchase accounting treatment of acquisition transactions. Non-GAAP revenue also includes revenue that we would have recognized had we not acquired intellectual property and other assets from the same customer. Because GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue. We include non-GAAP revenue to allow for more complete comparisons to the financial results of historical operations, forward-looking guidance and the financial results of peer companies. We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business because, although we cannot be certain that customers will renew their contracts, we have historically experienced high renewal rates on maintenance and support agreements and other customer contracts. Additionally, although acquisition-related revenue adjustments are non-recurring with respect to past acquisitions, we generally will incur these adjustments in connection with any future acquisitions. Non-GAAP operating income and adjusted EBITDA Non-GAAP operating income is defined as operating income before stock-based compensation, amortization of acquired intangible assets, restructuring and acquisition-related costs, and acquisition-related revenue adjustments. Adjusted EBITDA is defined as non-GAAP operating income before depreciation expense. Stock-based compensation. Because of varying valuation methodologies, subjective assumptions and the variety of award types, we believe that excluding stock-based compensation allows for more accurate comparisons of operating results to peer companies. We evaluate performance both with and without these measures because compensation expense related to stock-based compensation is typically non-cash and the options and restricted awards granted are influenced by the Company’s stock price and other factors such as volatility that are beyond our control. The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. As such, we do not include such charges in operating plans. Stock-based compensation will continue in future periods. Amortization of acquired intangible assets. We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures. These amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Providing a supplemental measure which excludes these charges allows management and investors to evaluate results “as-if” the acquired intangible assets had been developed internally rather than acquired and, therefore, provides a supplemental measure of performance in which our acquired intellectual property is treated in a comparable manner to our internally developed intellectual property. Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Future acquisitions may result in the amortization of additional intangible assets. Restructuring and acquisition-related costs. To allow more accurate comparisons of the financial results to historical operations, forward looking guidance and the financial results of less acquisitive peer companies, we provide supplementary non-GAAP financial measures, which exclude certain transition, integration, and other acquisition-related expense items resulting from acquisitions and also exclude separation costs directly attributable to the Cerence business becoming a stand-alone public company. We consider these types of costs and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control. Furthermore, we do not consider acquisition-related costs and adjustments to be related to the organic continuing operations of the acquired businesses and are generally not relevant to assessing or estimating the long-term performance of the acquired assets. In addition, the size, complexity and/or volume of past acquisitions, which often drives the magnitude of acquisition related costs, may not be indicative of the size, complexity and/or volume of future acquisitions. By excluding acquisition-related costs and adjustments from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us. We believe that providing a supplemental non-GAAP measure, which excludes these items, allows management and investors to consider the ongoing operations of the business both with, and without, such expenses.

GAAP to Non-GAAP Reconciliation

FY19 GAAP to Non-GAAP Reconciliation

FY20 GAAP to Non-GAAP Reconciliation

LTM Adjusted EBITDA Reconciliation 32 LTM Adjusted EBITDA(1) Adjustment Detail LTM Adjusted EBITDA as of 6/30/2019 under ASC 605 A B C D A B C D Reversal of non-cash share based payment charges Includes transition and integration costs, professional service fees, and other adjustments related to acquisitions, including potential acquisitions Costs related to reorganizing various business units, including costs associated with establishing the Cerence business as a standalone public company Deferred revenue adjustment related to prior acquisitions

ASC 605 to ASC 606 Comparison 42